                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -----------------



                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  March 25, 1995


                         PHARMACEUTICAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



        NEW JERSEY                 FILE NUMBER 1-10827        22-3122182
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                           Identification No.)


ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK                     10977
           (Address of principal executive office)            (Zip Code)



Registrant's telephone number, including area code:  (914) 425-7100



                           TOTAL NUMBER OF PAGES -- 7
                       EXHIBIT INDEX IS LOCATED ON PAGE 4

ITEM 5.    OTHER EVENTS.
- - ------     ------------

           Stock Purchase Agreement.
           -------------------------

          On March 25, 1995, the Registrant entered into a Stock Purchase Agreement (the "Agreement") with Clal Pharmaceutical Industries Ltd., an Israeli corporation ("Clal"), as more fully described in a press release dated March
27, 1995, issued by the Registrant describing such transaction and certain related matters, which is attached as Exhibit 10.1 hereto.

           Rights Agreement.
           -----------------

          In connection with the execution and delivery of the Agreement, the Registrant amended the Rights Agreement, dated August 6, 1991, between the Registrant and Midlantic National Bank, N.A., as rights agent (the "Rights Agent"), as amended (the "Rights Agreement"). The Amendment to the Rights Agreement, dated March 24, 1995, between the Company and the Rights Agent amended certain definitions in the Rights Agreement so that acquisitions of Common Stock by Clal which are permitted under the Agreement will not cause a distribution of rights certificates under the Rights Agreement. The Amendment to the Rights Agreement is filed as an exhibit to the Registration of Securities of Certain Successor Issuers on Form 8-B/A1, filed by the Registrant with the Securities and Exchange Commission on April 5, 1995.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
- - ------     ---------------------------------

           (c)  Exhibits.

           10.1      Press Release of the Registrant, dated March 27, 1995

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PHARMACEUTICAL RESOURCES, INC.
                                     ------------------------------
                                              (Registrant)



April 6, 1995                        /s/Robert I. Edinger
                                     ------------------------------
                                     Robert I. Edinger
                                     Vice President and Chief Officer

                                 Exhibit Index




Exhibit No.    Description           Seq. Page No.
- - -------------  -----------           -------------
10.1           Press Release of the         5
               Registrant, dated
               March 27, 1995